[HELLER FINANCIAL LOGO]

                                                         Heller Financial Inc.
                                                         500 West Monroe Street
                                                         Chicago, Illinois 60661
                                                         312/441-7000
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For Further Information Contact

Dan Murphy/Investor Relations                                       News Release
312/441-7642

Peter Duckler or Pamela Flores
HLB Communications, Inc.
312/649-0371



       Heller Financial Reports First Quarter Net Income Up 32 Percent;
       ----------------------------------------------------------------
                               EPS Up 27 Percent
                               -----------------

Chicago--(April 19, 2000)--Heller Financial, Inc. (NYSE: HF) today reported net income of $75 million for the first quarter of 2000, an increase of 32 percent over first quarter 1999. Net income applicable to common stock was $68 million, an increase of 36 percent over the prior year period. Diluted earnings per share were $.70 for the quarter, an increase of 27 percent over the first quarter of 1999.

     Earnings growth for the quarter was driven by strong new business volume, increased operating revenues, improved operating efficiency and continued strong performance in the credit quality of Heller's portfolio. Earnings for the quarter included a net gain of $7 million, or $.07 per share, from the sale of one international investment and the liquidation of another.

     "This quarter was a phenomenal start to 2000," said Chairman and Chief Executive Officer Richard J. Almeida. "Heller's leadership positions in growth markets continue to generate momentum and drive performance. These positions, coupled with our continued commitment to maintain our credit standards and operate more efficiently, have us very excited about the future."

     Highlights included:

     Heller's new business volume totaled $1.8 billion for the quarter, increasing 45 percent over the prior year period, with particular strength in leasing services, health care and real estate. Total lending assets and investments grew to $17.4 billion.

     Operating revenues for the quarter were $261 million, a 17 percent increase over first quarter 1999. Heller's multiple revenue sources continued to drive the growth in operating revenues, as both interest and non-interest income increased. Net interest income increased 29 percent over the prior year period, due to growth in the Company's portfolio of lending assets. Excluding factoring commissions, which fell due to the 1999 sale of the domestic factoring business, non-interest income grew 20 percent on strong performance in Heller's investment portfolios.

     Heller's operating margin was 6.6 percent for the quarter. Net interest margin was 3.7 percent for the quarter, down modestly from the prior year period due to continued growth in operating leases and investments.

     Credit quality in Heller's portfolio remained strong. Net writedowns totaled $23 million during the quarter, 0.6 percent of average lending assets. Heller's nonearning assets were 1.6 percent of total lending assets versus 1.5 percent at December 31, 1999, favorable to Heller's target range of two to four percent. The Company's loan loss reserve of 2.1 percent of receivables remains in excess of 100 percent of nonearning receivables.

     Operating expenses totaled $117 million for the first quarter, an increase of 8 percent over the first quarter of 1999. Heller's efficiency ratio improved to 45 percent for the quarter from 48 percent for the first quarter and full year in 1999.

     "Our business fundamentals are strong, our pipelines are solid and we feel confident that we can continue to deliver on our commitments to our shareholders," said Almeida.

     Heller Financial, Inc., is a worldwide commercial finance company providing a broad range of financing solutions to middle-market and small business clients. With nearly $19 billion in total assets, Heller offers equipment financing and leasing, sales finance programs, collateral and cash flow-based financing, financing for healthcare companies and financing for commercial real estate. The company also offers trade finance, factoring, asset-based lending, leasing and vendor finance products and programs to clients in Europe, Asia, Australia and Latin America. Heller's common stock is listed as ``HF'' on the New York and Chicago Stock Exchanges. Heller can be found on the World Wide Web at http://www.hellerfinancial.com.

     The statements made by the Company in this news release may include certain forward-looking statements that reflect the Company's current expectations regarding its future growth, results and performance. These forward-looking statements are subject to a variety of risks and uncertainties, which could cause the Company's future growth, results and performance to differ materially from those expressed in, or implied by, these statements. Information concerning these risks and uncertainties is contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission.

                    HELLER FINANCIAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (in millions)


                                    ASSETS
                                                     March 31,     December 31,
                                                       2000            1999
                                                    -----------    ------------
                                                    (unaudited)     (audited)
Cash and cash equivalents.........................     $   514            516
Receivables.......................................      15,010         14,795
   Less: Allowance for losses of receivables......         321            316
                                                       -------        -------

       Net receivables............................      14,689         14,479

Investments.......................................       1,367          1,286
Operating leases..................................         794            508
Investments in international joint ventures.......         200            219
Other assets......................................       1,012            965
                                                       -------        -------

       Total assets...............................     $18,576        $17,973
                                                       =======        =======

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Senior debt
   Commercial paper and short-term borrowings........  $ 4,921        $ 5,202
   Notes and debentures..............................    9,578          8,630
                                                       -------        -------

       Total senior debt.............................   14,499         13,832

Credit balances of factoring clients.................      875            993
Other payables and accruals..........................      803            790
                                                       -------        -------

       Total liabilities.............................   16,177         15,615

Minority interest....................................       11             11

Stockholders' equity
   Preferred stock...................................      400            400

   Common stockholders' equity.......................    1,988          1,947
                                                       -------        -------

       Total stockholders' equity....................    2,388          2,347
                                                       -------        -------

       Total liabilities and stockholders' equity....  $18,576        $17,973
                                                       =======        =======

                    HELLER FINANCIAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                  (in millions, except per share information)

                                                          Three Months Ended
                                                               March 31,
                                                        -----------------------
                                                            2000        1999
                                                           -----       -----
                                                        (unaudited)  (unaudited)
Interest Income.......................................     $ 361       $ 262

Interest Expense......................................       215         149
                                                           -----       -----

  Net interest income.................................       146         113

Fees and other income.................................        88          74

Factoring commissions.................................        17          28

  Income of international joint ventures..............        10           8
                                                           -----       -----

 Operating revenues...................................       261         223

Operating expenses....................................       117         108

Provision for losses..................................        30          29
                                                           -----       -----

  Income before income taxes and minority interest....       114          86

Income tax provision..................................        38          29

Minority interest.....................................         1           -
                                                           -----       -----

  Net income..........................................     $  75       $  57
                                                           =====       =====

Dividends on preferred stock..........................     $   7       $   7
                                                           =====       =====

  Net income applicable to common stock...............     $  68       $  50
                                                           =====       =====

  Basic net income applicable to common stock per
    share (1).........................................     $0.70       $0.56
                                                           =====       =====

  Diluted net income applicable to common stock per
    share (1).........................................     $0.70       $0.56
                                                           =====       =====


                    HELLER FINANCIAL, INC. AND SUBSIDIARIES
                            SELECTED FINANCIAL DATA
                                  (unaudited)

SELECTED DATA AND RATIOS                                     Three Months Ended
(dollars in millions)                                             March 31,
                                                             ------------------
                                                                2000      1999
                                                               ------    ------
Profitability:
-------------
Net income applicable to common stock per share (1):
       Basic.................................................  $0.70     $0.56
       Diluted...............................................   0.70      0.55

Return on average common stockholders' equity (2)............   13.9%     12.9%

Return on AFE (3)............................................    1.9       1.9

Net interest income as a percentage of AFE (3)...............    3.7       3.8

Non-interest operating revenues as a percentage of AFE (3)...    2.9       3.7

Total operating revenues as a percentage of AFE (3)..........    6.6       7.5

Operating expenses as a percentage of AFE (3)................    3.0       3.6

Operating expenses to operating revenues.....................   44.8      48.4

Operating expenses to AMA (4)................................    2.7       3.2

Gross writedowns.............................................  $  26     $  27

Gross recoveries.............................................  $   3     $   5

                                                          March 31,      December 31,      March 31,
                                                            2000             1999             1999
                                                            ----             ----             ----
Credit Quality:
---------------
Ratio of earning loans delinquent 60 days or more
to receivables                                              1.6%             1.5%             1.1%

Ratio of total nonearning assets to total lending
assets                                                      1.6%             1.5%             1.8%

Ratio of net writedowns to average lending assets           0.6%             0.7%             0.7%

Ratio of allowance for losses of receivables to
receivables                                                 2.1%             2.1%             2.3%

Ratio of allowance for losses of receivables to
nonearning receivables                                      151%             155%             129%


                                                                    Three Months Ended
                                                        March 31,       December 31,      March 31,
                                                          2000              1999             1999
                                                          ----              ----             ----
Leverage:
---------
Ratio of debt (net of short-term investments) to
total stockholders' equity                                  5.9x             5.8x             5.3x

Ratio of commercial paper and short-term
borrowings to total debt                                     34%              38%              35%

Other: (dollars in millions)

Total lending assets and investments                     $17,397          $16,832          $13,711

Total lending assets                                      15,036           14,819           12,085

Average lending assets                                    14,928           14,712           11,971

Total common stockholders' equity                          1,988            1,947            1,586

Average common stockholders' equity                        1,968            1,904            1,574

Funds employed (3)                                        16,522           15,839           12,351

Average funds employed (3)                                15,862           15,832           12,128

Managed assets (4)                                        17,986           17,202           13,977

Average managed assets (4)                                17,254           16,684           13,641

(1) Based on 96.7 million basic and 96.8 million diluted weighted average shares of common stock outstanding for the quarter ended March 31, 2000. The diluted weighted average shares as of March 31, 2000, include the effect of 4.2 million stock options issued to management of the Company.

(2) Return on average common stockholders' equity is computed as net income less preferred stock dividends paid, divided by average total common stockholders' equity.

(3) Funds employed include lending assets and investments, less credit balances of factoring clients.

(4) Managed assets include funds employed plus receivables previously securitized or sold and currently managed by the Company.

LENDING ASSETS AND INVESTMENTS

                                                   March 31,      December 31,      March 31,
BY BUSINESS SEGMENT                                  2000             1999            1999
(dollars in millions)                                ----             ----            ----
Domestic Commercial Finance Segment
   Corporate Finance                                $ 5,361          $ 4,937         $ 4,083
   Leasing Services                                   3,827            3,428           2,950
   Real Estate Finance                                2,461            2,626           2,099
   Small Business Finance                             1,392            1,312           1,024
   Healthcare Finance                                 1,107              971               -
   Commercial Services*                                   -                -             524
   Other                                                492              518             569
                                                    -------          -------         -------
Total Domestic Commercial Finance Segment           $14,640          $13,792         $11,249
International Factoring and Asset Based
   Finance Segment                                    2,757            3,040           2,462
                                                    -------          -------         -------
Total lending assets and investments                $17,397          $16,832         $13,711
                                                    =======          =======         =======

* On November 30, 1999, we sold the assets of our Commercial Services unit.




FEES AND OTHER INCOME
(dollars in millions)                              Three Months Ended
                                                       March 31,
                                                       ---------
                                                    2000         1999
                                                    ----         ----
Factoring commissions                              $  17        $  28
Income of international joint ventures                10            8
Fees and other income:
   Investment and asset sale income**                 64           48
   Fee income and other                               24           26
                                                   -----        -----
     Total fees and other income                   $  88        $  74
                                                   -----        -----
     Total non-interest income                     $ 115        $ 110
                                                   =====        =====

**Includes gains on securitizations, syndications and loans sales, net investment income and gains, equipment residual gains and participation income.


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